PROSPECTUS SUPPLEMENT

May 13, 2015

for

GUARDIAN INVESTOR IIsm VARIABLE ANNUITY

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2015 for Guardian Investor IIsm Variable Annuity, a variable annuity contract issued through The Guardian Separate Account R.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Effective immediately:

The section titled “APPENDIX B – INFORMATION ABOUT CONTRACTS ISSUED WITH A GLWB RIDER OPTION IN CONJUNCTION WITH APPLICATIONS DATED PRIOR TO SEPTEMBER 28, 2012” in the Prospectus is deleted in its entirety and replaced by the following:

APPENDIX B – INFORMATION ABOUT CONTRACTS ISSUED WITH A GLWB RIDER OPTION IN CONJUNCTION WITH APPLICATIONS DATED PRIOR TO MAY 1, 2015

This Appendix provides information about the GLWB rider options for contracts that were issued in conjunction with applications dated prior to May 1, 2015. You should carefully review your contract, including any attached riders, for complete information on the benefits, conditions and limitations of your contract. The Guardian Target 300 GLWB rider option is no longer available for new sales of this contract.

Contracts issued in conjunction with applications dated June 1, 2012 through September 27, 2012:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 79	5%
80+	6%

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated June 1, 2012 through April 30, 2015.

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During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Aggressive 80/20 Model	Moderate 60/40 Model	Conservative 40/60 Model
Equity
American Century VP Mid Cap Value Fund	6%	5%	4%
BlackRock Capital Appreciation V.I. Fund	7%	5%	4%
BlackRock Large Cap Core V.I. Fund	5%	3%	2%
Columbia Variable Portfolio-Small Cap Value Fund	2%	2%	2%
Dreyfus Variable Investment Fund Appreciation Portfolio	5%	4%	3%
Fidelity VIP Contrafund® Portfolio	10%	7%	5%
Ivy Funds VIP Mid Cap Growth Fund	6%	4%	3%
MFS® New Discovery Portfolio	2%	2%	0%
MFS® Utilities Series	2%	2%	0%
MFS® Technology Portfolio	2%	2%	0%
Oppenheimer Main Street Small-Cap Fund/VA	5%	4%	2%
Pioneer Equity Income VCT Portfolio	10%	8%	6%
Putnam VT Equity Income Fund	7%	5%	4%
International/Global
Invesco V.I. International Growth Fund	2%	2%	0%
Templeton Foreign VIP Fund	9%	5%	5%
Fixed Income
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Securities VIP Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%
Oppenheimer Global Strategic Income Fund/VA	3%	6%	8%
MFS® Research Bond Series	2%	4%	7%

Invesco/PIMCO Growth Model
Invesco V.I. Core Equity Fund	20%
Invesco V.I. International Growth Fund	9%
Invesco V.I. Mid Cap Core Equity Fund	6%
Invesco V.I. Small Cap Equity Fund	7%
Invesco V.I. American Value Fund	6%
Invesco V.I. Comstock Fund	22%
PIMCO Total Return Portfolio	30%

All other terms and conditions that are not explained and modified in this Appendix B and that are described in the Guaranteed Lifetime Withdrawal Benefit Rider section of the prospectus are applicable to contracts issued in conjunction with applications dated prior to May 1, 2015. If you have any questions or concerns regarding the terms and conditions of your contract, please call us toll free at 1-800-221-3253, or write us at the following:

The Guardian Insurance Annuity & Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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